SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 13, 2000


                      MEDIQ/PRN Life Support Services, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-11286                 95-3692387
   (Sate of other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)


                                 One MEDIQ Plaza
                          Pennsauken, New Jersey                   08110
                     ---------------------------------------     ----------
                    (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (856) 662-3200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             Exhibit Index on page 4

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Item 5. Other Events.

     MEDIQ/PRN Life Support Services, Inc. will not file its annual report for the year ending September 30, 1999, on its January 13th deadline for making such filing. The facts and circumstances giving rise to such event are described in our statement, dated January 13, 2000, which is filed as Exhibit 5.1 hereto and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

5.1 Statement of MEDIQ/PRN Life Support Services, Inc., dated as of January 13, 2000

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDIQ/PRN LIFE SUPPORT SERVICES, INC.


                                        By:      /s/ Thomas E. Carroll
                                                 -----------------------
                                        Name:    Thomas E. Carroll
                                        Title:   Director, Chief Executive
                                                 Officer and President



Dated: January 13, 2000

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                                  EXHIBIT INDEX


      Exhibit No.                    Document                                           Page
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
         5.1                  Statement of MEDIQ/PRN Life Support                         5
                              Services, Inc., dated as of January 13, 2000